SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 3, 1998


                                 B&G Foods, Inc.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                   [               ]                 13-3916496
   -----------------           -----------------------           ----------
    (State or Other              (Commission File                 (IRS Employer
    Jurisdiction                 Number)                          Identification
    Incorporation                                                     No.)


426 Eagle Rock Avenue, Roseland, New Jersey                         07068
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (973) 228-2500

                  Not Applicable
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events

          On February 23, 1998, B&G Foods, Inc. (the "Company") received notice from International Home Foods, Inc. ("IHF") that (i) IHF would not renew the Amended and Restated Jams Manufacturing Agreement dated as of March 3, 1997 between Roseland Manufacturing, Inc., a subsidiary of the Company, and IHF after its expiration on March 31, 1999, and (ii) IHF was terminating, effective March 31, 1999, the Sales and Distribution Agreement dated March 19, 1993 between Roseland Distribution Company, successor in interest to DSD, Inc. and a subsidiary of the Company, and M. Polaner, Inc., a subsidiary of IHF. Although the Company has received no notice from IHF with respect to the Spices Supply Agreement, dated as of March 19, 1993 between Bloch & Guggenheimer, Inc., a subsidiary of the Company, and M. Polaner, Inc., the Company anticipates that IHF will not renew such Spices Supply Agreement after its expiration on March 31, 1998.



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits.

    20.1 Press Release, dated March 3, 1998, announcing (i) the expiration of the Jams Manufacturing Agreement dated as of March 3, 1997 between Roseland Manufacturing, Inc. and International Home Foods, Inc. on March 31, 1997, and (ii) the termination, effective March 31, 1999, of the Sales and Distribution Agreement dated March 19, 1993 between Roseland Distribution Company and M. Polaner, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           B&G FOODS, INC.
                                            (Registrant)



Date:  March 3, 1998         By:  /s/ Robert C. Cantwell
                                  ---------------------------------------------
                             Name:   Robert C. Cantwell
                             Title:  Executive Vice President of Finance and
                                     Chief Financial Officer


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                                 EXHIBITS INDEX

Exhibit
Number                             Description                             Page
------                             -----------                             ----

20.1            Press Release, dated March 3, 1998, announcing
                (i) the expiration of the Jams Manufacturing
                Agreement dated as of March 3, 1997 between Roseland Manufacturing, Inc. and International Home Foods, Inc. on March 31, 1997, and (ii) the termination, effective March 31, 1999, of the Sales and Distribution Agreement dated March 19, 1993 between Roseland Distribution Company and M. Polaner, Inc.





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